================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 OCTOBER 4, 1996


                            AAMES CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                333-10185                   95-4438859
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. employer
       of incorporation)            file number)             identification no.)


     AAMES CAPITAL CORPORATION
3731 WILSHIRE BOULEVARD, 10TH FLOOR
        LOS ANGELES, CALIFORNIA                                      90010
----------------------------------------                          ----------
(Address of principal executive offices)                          (ZIP Code)

                                 (213) 351-6100
               --------------------------------------------------
               Registrant's telephone number, including area code

                                    NO CHANGE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 5. Other Events(1)

         Aames Capital Corporation (the "SPONSOR") registered up to $1,500,000,000 principal amount of Mortgage Pass-Through Certificates pursuant to Rule 415 of the Securities Act of 1933, as amended (the "ACT"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-10185) (as amended, the "REGISTRATION STATEMENT"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement, and a Prospectus, each dated September 11, 1996 (collectively, the "PROSPECTUS"), relating to $525,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1996-C (the "CERTIFICATES"), issued by Aames Mortgage Trust 1996-C (the "TRUST") on September 17, 1996 (the "CLOSING DATE"). The Certificates consist of the Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-1E and Class A-2 Certificates (together, the "CLASS A CERTIFICATES") and Class R Certificates. Only the Class A Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "POOLING AND SERVICING AGREEMENT") between the Sponsor, in the capacity of Seller and Servicer, and Bankers Trust Company of California, N.A., as trustee (the "TRUSTEE"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "MORTGAGE POOL") of two groups (each, a "MORTGAGE LOAN GROUP") of home equity mortgage loans (together, the "INITIAL MORTGAGE LOANS"), (ii) amounts on deposit in a purchase account (the "PURCHASE ACCOUNT") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy issued by Financial Security Assurance Inc. (the "CERTIFICATE INSURER"). On the Closing Date, cash in the amount of $91,747,837 (the "PURCHASE ACCOUNT DEPOSIT") was deposited in the Purchase Account in the name of the Trustee. The Purchase Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "SUBSEQUENT MORTGAGE LOANS") on or before October 14,1996. Approximately $30,138,045 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing fixed rates of interest to be included in the Fixed Rate Group, and approximately $61,609,792 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing adjustable rates of interest to be included in the Adjustable Rate Group.

         On September 27 and October 4, 1996, the Trustee, on behalf of the Trust, and the Sponsor entered into Subsequent Transfer Agreements, dated as of such respective dates (each, a "SUBSEQUENT TRANSFER AGREEMENT"). Pursuant to the Subsequent Transfer Agreements, the Trust purchased $30,137,919.11 aggregate principal balance of Subsequent Mortgage Loans to be included in the Fixed Rate Group for a purchase price of $28,631,023.15 and $61,252,357.97 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price of $58,189,740.07.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.

(1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-10185.

                                    ANNEX A:

                        DESCRIPTION OF THE MORTGAGE POOL

         The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of the Subsequent Cut-off Date (as defined in the Subsequent Transfer Agreement). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 6,896 Mortgage Loans and has an aggregate principal balance of $526,037,917.02. Set forth below is more detailed information regarding the Mortgage Pool by Mortgage Loan Group.

FIXED RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $174,999,873.92. Approximately 87.98%, 8.09% and 3.92% of the
Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than 0.73% of the Mortgage Loans in the Fixed Rate Group were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 85.00% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 64.41%. The maximum and average loan sizes of the Mortgage Loans in the Fixed Rate Group were $305,146.94 and approximately $55,874.80, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at origination of the related Mortgage Loans was approximately $117,621.02.

         The interest rates borne by the Mortgage Loans (each, a "MORTGAGE INTEREST RATE") in the Fixed Rate Group ranged from 8.20% per annum to 17.50% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 11.42% per annum.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 300 months. The weighted average original term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 301 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was approximately one month.

         Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, 93.93% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 6.07% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans all but two of which provide for regular monthly payments of principal and interest computed on the basis of an amortization term of 360 months that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.

ADJUSTABLE RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $351,038,043.10. Approximately 88.96%, 6.03% and 5.01% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than 0.54% of the Mortgage Loans in the Adjustable Rate Group (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Adjustable Rate Group did not exceed 90.00% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 68.55%. The maximum and average loan size of the Mortgage Loans in the Adjustable Rate Group were $543,441.94 and approximately $93,261.97 respectively. The average appraised value of the Mortgaged Properties was $139,969.66.

         The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately six months, one year, eighteen months, two years, three years or five years after the related date of origination, adjust based on either (i) the London interbank offered rate for six-month United States Dollar deposits (the "SIX MONTH LIBOR INDEX") based on quotations of major banks as published in the Wall Street Journal, or (ii) the one-year CMT index. The Mortgage Loans in the Adjustable Rate Group that have interest rates adjusted on the basis of the six-month LIBOR index have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. The Mortgage Loans that have interest rates adjusted on the basis of the one-year CMT index have annual interest rate and payment adjustment frequencies after the applicable next interest rate adjustment date. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Adjustable Rate Group was approximately 10.37% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 6.91%. The gross margin for the Mortgage Loans in the Adjustable Rate Group ranged from 1.50% to 10.875%. Each Mortgage Loan in the Adjustable Rate Group that has its interest rate adjusted on the basis of the six-month LIBOR index has a semi-annual adjustment cap of 1% to 3% above the interest rate in effect for such Mortgage Loan prior to such adjustment; provided, however, that for certain of such Mortgage Loans the semi-annual adjustment cap does not apply in the case of the first interest rate adjustment date. Each Mortgage Loan in the Adjustable Rate Group that has its interest rate adjusted on the basis of the one-year CMT index has an annual rate adjustment cap of 2% above the rate in effect for such Mortgage Loan prior to such adjustment; provided, however, that for certain of such Mortgage Loans the annual adjustment cap does not apply in the case of the first interest rate adjustment date. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "MAXIMUM RATES") ranged from 11.75% per annum to 23.30% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 17.04% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable
Rate Group (the "MINIMUM RATES") ranged from 4.99% per annum to 16.30% per annum. The weighted average Minimum Rate was approximately 10.40% per annum.

         Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 356 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 358 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was less than two months.

         Approximately 0.04 % of the Mortgage Loans in the Adjustable Rate Group are Balloon Loans.

                                FIXED RATE GROUP

                           TYPE OF MORTGAGED PROPERTY

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
PROPERTY TYPE                                     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                     --------------    -----------------    -----------------
Single Family Residence........................        2,795         $ 153,973,304.24           87.98%
Two- to Four-Family Residence..................          223            14,161,400.74            8.09
Condominium Unit...............................          114             6,865,168.94            3.92
                                                      ------        -----------------          ------
       Total...................................        3,132         $ 174,999,873.92          100.00%
                                                      ========       ================          ======

                                FIXED RATE GROUP

                                OCCUPANCY STATUS

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
OCCUPANCY STATUS                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------                                  --------------    -----------------    -----------------
Owner Occupied/Primary Residence...............        2,799         $ 156,817,664.77           89.61%
Non-Owner Occupied/Investment Property.........          333            18,182,209.15           10.39
                                                       -----         ----------------          ------
       Total...................................        3,132         $ 174,999,873.92          100.00%
                                                       =====         ================          ======

                                FIXED RATE GROUP

                                PRIORITY OF LIEN

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
LIEN PRIORITY                                     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                     --------------    -----------------    -----------------
First Lien.....................................        2,418         $ 153,309,962.35           87.61%
Second Lien....................................          707            21,531,858.80           12.30
Third Lien.....................................            7               158,052.77            0.09
                                                       -----         ----------------          ------
       Total...................................        3,132         $ 174,999,873.92          100.00%
                                                       =====         ================          ======

                                FIXED RATE GROUP

                      TYPE OF LOAN BY AMORTIZATION METHOD

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
AMORTIZATION METHOD                               MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------                               --------------    -----------------    -----------------
Fully Amortizing...............................        2,958         $ 164,378,395.48           93.93%
Partially Amortizing/Balloon...................          174            10,621,478.44            6.07
                                                       -----         ----------------          ------
          Total................................        3,132         $ 174,999,873.92          100.00%
                                                       =====         ================          ======

                                FIXED RATE GROUP

                         COMBINED LOAN-TO-VALUE RATIOS

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
RANGE OF COMBINED                                   NUMBER OF       AGGREGATE UNPAID         AGGREGATE
LOAN-TO-VALUE RATIOS                              MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------                              --------------    -----------------    -----------------
 4.80% to  5.00%...............................            1         $      12,000.00            0.01%
 5.01% to 10.00%...............................            4                77,622.12            0.04
10.01% to 15.00%...............................           23               403,068.12            0.23
15.01% to 20.00%...............................           42             1,192,796.73            0.68
20.01% to 25.00%...............................           35             1,445,829.79            0.83
25.01% to 30.00%...............................           75             2,488,337.11            1.42
30.01% to 35.00%...............................           72             2,732,809.23            1.56
35.01% to 40.00%...............................          111             4,327,373.36            2.47
40.01% to 45.00%...............................          114             4,887,743.05            2.79
45.01% to 50.00%...............................          151             6,967,327.83            3.98
50.01% to 55.00%...............................          170             8,453,016.84            4.83
55.01% to 60.00%...............................          268            13,545,081.76            7.74
60.01% to 65.00%...............................          633            35,607,085.71           20.35
65.01% to 70.00%...............................          598            33,177,928.49           18.96
70.01% to 75.00%...............................          556            38,086,102.31           21.76
75.01% to 80.00%...............................          267            20,253,270.68           11.57
80.01% to 85.00%...............................           12             1,342,480.79            0.77
                                                       -----         ----------------          ------
          Total................................        3,132         $ 174,999,873.92          100.00%
                                                       =====         ================          ======

                                FIXED RATE GROUP

                           ORIGINAL TERM TO MATURITY


                                                                                           PERCENTAGE OF
    RANGE OF                                                                               CUT-OFF DATE
ORIGINAL TERMS TO                                   NUMBER OF       AGGREGATE UNPAID         AGGREGATE
MATURITY (MONTHS)                                MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-----------------                                 --------------    -----------------    -----------------
 60............................................           25         $     444,838.81            0.25%
 61 to  72.....................................            4                75,176.41            0.04
 73 to  84.....................................           16               338,069.49            0.19
 85 to  96.....................................            7               255,913.85            0.15
109 to 120.....................................          173             4,182,355.88            2.39
121 to 132.....................................            1                37,600.00            0.02
133 to 144.....................................            5               100,392.37            0.06
169 to 180.....................................        1,129            45,765,274.89           26.15
181 to 192.....................................           42             1,950,432.98            1.11
229 to 240.....................................           49             2,649,398.45            1.51
289 to 300.....................................            5               414,788.05            0.24
349 to 360.....................................        1,676           118,785,632.74           67.88
                                                       -----         ----------------          ------
          Total................................        3,132         $ 174,999,873.92          100.00%
                                                       =====         ================          ======

                                FIXED RATE GROUP

                           REMAINING TERM TO MATURITY

                                                                                           PERCENTAGE OF
     RANGE OF                                                                              CUT-OFF DATE
REMAINING TERMS TO                                   NUMBER OF       AGGREGATE UNPAID         AGGREGATE
 MATURITY (MONTHS)                                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------                                --------------    -----------------    -----------------
 58 to  60.....................................           25         $     444,838,81            0.25%
 61 to  72.....................................            5               107,057.91            0.06
 73 to  84.....................................           15               306,187.99            0.17
 85 to  96.....................................            7               255,913.85            0.15
109 to 120.....................................          173             4,182,355.88            2.39
121 to 132.....................................            1                37,600.00            0.02
133 to 144.....................................            5               100,392.37            0.06
157 to 168.....................................            2                66,331.71            0.04
169 to 180.....................................        1,147            46,525,676.16           26.59
181 to 192.....................................           22             1,123,700.00            0.64
229 to 240.....................................           49             2,649,398.45            1.51
289 to 300.....................................            5               414,788.05            0.24
349 to 360.....................................        1,676           118,785,632.74           67.88
                                                       -----         ----------------          ------
          Total................................        3,132         $ 174,999,873.92          100.00%
                                                       =====         ================          ======

                                FIXED RATE GROUP

                        RANGE OF MORTGAGE INTEREST RATES

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
 RANGE OF MORTGAGE                                   NUMBER OF       AGGREGATE UNPAID        AGGREGATE
  INTEREST RATES                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------                                --------------    -----------------    -----------------
 8.20000% to  8.50000%.........................            4         $     231,842.50            0.13%
 8.50001% to  9.00000%.........................          160            11,837,490.94            6.76
 9.00001% to  9.50000%.........................          156            11,123,106.98            6.36
 9.50001% to 10.00000%.........................          448            31,353,304.16           17.92
10.00001% to 10.50000%.........................          256            18,046,796.03           10.31
10.50001% to 11.00000%.........................          366            19,047,976.08           10.88
11.00001% to 11.50000%.........................          280            15,547,032.30            8.88
11.50001% to 12.00000%.........................          288            13,787,476.01            7.88
12.00001% to 12.50000%.........................          161             8,259,424.55            4.72
12.50001% to 13.00000%.........................          276            11,676,250.08            6.67
13.00001% to 13.50000%.........................          166             6,673,133.95            3.81
13.50001% to 14.00000%.........................          209             8,959,248.46            5.12
14.00001% to 14.50000%.........................          102             5,725,900.98            3.27
14.50001% to 15.00000%.........................           85             3,855,191.61            2.20
15.00001% to 15.50000%.........................           67             3,336,122.45            1.91
15.50001% to 16.00000%.........................           71             3,986,791.39            2.28
16.00001% to 16.50000%.........................           22               893,045.45            0.51
16.50001% to 17.00000%.........................           12               571,942.14            0.33
17.00001% to 17.50000%.........................            3                87,797.86            0.05
                                                      ------         ----------------          ------
          Total................................        3,132         $ 174,999,873.92          100.00%
                                                       =====         ================          ======

                                FIXED RATE GROUP

                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                                           PERCENTAGE OF
     RANGE OF                                                                              CUT-OFF DATE
   CUT-OFF DATE                                     NUMBER OF       AGGREGATE UNPAID         AGGREGATE
PRINCIPAL BALANCES                                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------                                --------------    -----------------    -----------------
  $9,731.15 to  $50,000.00.....................        1,768         $  53,288,352.14           30.45%
 $50,000.01 to $100,000.00.....................        1,008            70,681,860.90           40.39
$100,000.01 to $150,000.00.....................          249            29,527,997.88           16.87
$150,000.01 to $200,000.00.....................           68            11,841,494,61            6.77
$200,000.01 to $250,000.00.....................           22             4,920,849.19            2.81
$250,000.01 to $300,000.00.....................           16             4,434,172.26            2.53
$300,000.01 to $305,146.94.....................            1               305,146.94            0.17
                                                      ------         ----------------         -------
          Total................................        3,132         $ 174,999,873.92          100.00%
                                                      ======         ================         =======

                                FIXED RATE GROUP

                       ORIGINATORS OF THE MORTGAGED LOANS

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
ORIGINATOR                                        MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------                                        --------------    -----------------    -----------------
Affiliated (other than One Stop)...............        1,602         $  74,806,100.74           42.75%
One Stop.......................................          821            50,984,031.28           29.13
Unaffiliated...................................          709            49,209,741.90           28.12
                                                      ------         ----------------         -------
          Total................................        3,132         $ 174,999,873.92          100.00%
                                                      ======         ================         =======

                                FIXED RATE GROUP

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
STATE                                             MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----                                             --------------    -----------------    -----------------
California.....................................          875         $  61,062,161.98           34.89%
Florida........................................          339            17,566,140.08           10.04
Illinois.......................................          268            12,041,347.14            6.88
Washington.....................................          242            11,970,828.33            6.84
Arizona........................................          158             8,448,533.69            4.83
New York.......................................           70             6,774,938.95            3.87
Colorado.......................................          121             6,714,487.57            3.84
Oregon.........................................          127             6,708,167.92            3.83
Utah...........................................          139             6,102,128.63            3.49
Ohio...........................................           88             4,785,213.97            2.73
Indiana........................................          130             4,287,368.52            2.45
Pennsylvania...................................           92             3,343,829.91            1.91
Texas..........................................           48             3,102,719.67            1.77
Nevada.........................................           55             2,894,893.39            1.65
North Carolina.................................           63             2,694,425.69            1.54
Maryland.......................................           50             2,399,254.67            1.37
Georgia........................................           46             2,126,001.30            1.21
Hawaii.........................................           10             1,734,332.10            0.99
Michigan.......................................           62             1,676,167.86            0.96
Connecticut....................................           24             1,408,960.53            0.81
Missouri.......................................           30             1,267,223.92            0.72
Massachusetts..................................           16             1,253,342.72            0.72
District of Columbia...........................           15               859,622.13            0.49
Minnesota......................................           17               794,270.03            0.45
Virginia.......................................           11               752,396.82            0.43
New Jersey.....................................           10               653,026.83            0.37
Idaho..........................................            8               403,180.58            0.23
Alaska.........................................            2               346,950.00            0.20
Rhode Island...................................            3               203,900.00            0.12
South Carolina.................................            4               190,249.54            0.11
Louisiana......................................            2                96,714.13            0.06
Montana........................................            2                74,159.81            0.04
West Virginia..................................            1                58,500.00            0.03
New Mexico.....................................            1                57,293.45            0.03
Wisconsin......................................            1                50,994.17            0.03
Maine..........................................            1                49,958.45            0.03
Mississippi....................................            1                46,189.44            0.03
                                                      ------         ----------------         -------
          Total...............................         3,132         $ 174,999,873.92          100.00%
                                                      ======         ================         =======

                             ADJUSTABLE RATE GROUP

                           TYPE OF MORTGAGED PROPERTY

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
PROPERTY TYPE                                     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                     --------------    -----------------    -----------------
Single Family Residence........................        3,331         $312,287,757.73           88.96%
Two- to Four-Family Residence..................          252           21,171,842.95            6.03
Condominium Unit...............................          181           17,578,442.42            5.01
                                                      ------        -----------------         -------
          Total................................        3,764         $351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                                OCCUPANCY STATUS

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
OCCUPANCY STATUS                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------                                  --------------    -----------------    -----------------
Owner Occupied/Primary Residence...............        3,112         $ 302,588,220.84           86.20%
Non-Owner Occupied/Investment Property.........          652            48,449,822.26           13.80

                                                      ------        -----------------         -------
          Total................................        3,764         $ 351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                         COMBINED LOAN-TO-VALUE RATIOS

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
  RANGE OF COMBINED                                 NUMBER OF       AGGREGATE UNPAID         AGGREGATE
LOAN-TO-VALUE RATIOS                              MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------                              --------------    -----------------    -----------------
15.79% to 20.00%...............................            8         $    259,324.69            0.07%
20.01% to 25.00%...............................            9              566,401.27            0.16
25.01% to 30.00%...............................           18            1,045,742.80            0.30
30.01% to 35.00%...............................           20              940,841.57            0.27
35.01% to 40.00%...............................           51            3,378,377.49            0.96
40.01% to 45.00%...............................           46            4,017,819.82            1.14
45.01% to 50.00%...............................           95            6,905,818.98            1.97
50.01% to 55.00%...............................          117            9,954,849.36            2.84
55.01% to 60.00%...............................          339           25,943,585.69            7.39
60.01% to 65.00%...............................          976           85,104,207.76           24.24
65.01% to 70.00%...............................          680           63,206,037.99           18.01
70.01% to 75.00%...............................          957          101,657,383.29           28.96
75.01% to 80.00%...............................          377           39,858,172.91           11.35
80.01% to 85.00%...............................           61            7,093,622.67            2.02
85.01% to 90.00%...............................           10            1,105,856.81            0.32
                                                      ------        -----------------         -------
          Total................................        3,764         $351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                           ORIGINAL TERM TO MATURITY

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
ORIGINAL TERMS TO                                   NUMBER OF       AGGREGATE UNPAID         AGGREGATE
MATURITY (MONTHS)                                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------                                 --------------    -----------------    -----------------
180............................................           73         $   3,973,524.58            1.13%
349 to 360.....................................        3,691           347,064,518.52           98.87
                                                      ------        -----------------         -------
          Total................................        3,764         $ 351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                           REMAINING TERM TO MATURITY

                                                                                           PERCENTAGE OF
     RANGE OF                                                                              CUT-OFF DATE
REMAINING TERMS TO                                  NUMBER OF       AGGREGATE UNPAID         AGGREGATE
 MATURITY (MONTHS)                                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------                                --------------    -----------------    -----------------
167 to 168.....................................            1         $      34,810.98            0.01
169 to 180.....................................           72             3,938,713.60            1.12
313 to 324.....................................            1               121,960.30            0.03
337 to 348.....................................            5               519,554.82            0.15
349 to 360.....................................        3,685           346,423,003.40           98.69
                                                      ------        -----------------         -------
          Total................................        3,764         $ 351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                        RANGE OF MORTGAGE INTEREST RATES
                               AS OF CUT-OFF DATE

                                                                                         PERCENTAGE OF
                                                                    AGGREGATE UNPAID     CUT-OFF DATE
RANGE OF MORTGAGE                                    NUMBER OF         PRINCIPAL           AGGREGATE
 INTEREST RATES                                    MORTGAGE LOANS       BALANCE        PRINCIPAL BALANCE
-----------------                                   -------------   ----------------   -----------------
 4.99000% to  5.00000%...........................           4       $     353,500.00           0.10%
 5.00001% to  5.50000%...........................           7             554,233.29           0.16
 5.50001% to  6.00000%...........................           9             946,861.53           0.27
 6.00001% to  6.50000%...........................          20           2,353,462.52           0.67
 6.50001% to  7.00000%...........................          51           5,340,409.86           1.52
 7.00001% to  7.50000%...........................          72           7,862,475.93           2.24
 7.50001% to  8.00000%...........................         147          16,252,463.19           4.63
 8.00001% to  8.50000%...........................         194          22,144,942.24           6.31
 8.50001% to  9.00000%...........................         298          33,097,959.97           9.43
 9.00001% to  9.50000%...........................         310          32,838,876.63           9.35
 9.50001% to 10.00000%...........................         405          41,451,358.21          11.81
10.00001% to 10.50000%...........................         381          34,936,994.31           9.95
10.50001% to 11.00000%...........................         410          36,465,461.78          10.39
11.00001% to 11.50000%...........................         293          21,712,442.01           6.19
11.50001% to 12.00000%...........................         312          24,087,320.65           6.86
12.00001% to 12.50000%...........................         265          21,659,424.00           6.17
12.50001% to 13.00000%...........................         248          21,101,343.12           6.01
13.00001% to 13.50000%...........................         143          12,581,098.21           3.58
13.50001% to 14.00000%...........................          69           5,881,592.03           1.68
14.00001% to 14.50000%...........................          52           3,848,247.68           1.10
14.50001% to 15.00000%...........................          47           3,103,869.96           0.88
15.00001% to 15.50000%...........................          24           2,158,897.63           0.62
15.50001% to 16.00000%...........................           2             243,064.93           0.07
16.00001% to 16.30000%...........................           1              61,743.42           0.02
                                                       ------       ----------------        -------
          Total..................................       3,764       $ 351,038,043.10         100.00%
                                                       ======       ================        =======

                             ADJUSTABLE RATE GROUP

                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
     RANGE OF                                                                                AGGREGATE
   CUT-OFF DATE                                     NUMBER OF       AGGREGATE UNPAID         PRINCIPAL
PRINCIPAL BALANCES                                MORTGAGE LOANS    PRINCIPAL BALANCE        BALANCES
------------------                                --------------    -----------------    -----------------
 $14,461.65 to  $50,000.00.....................          879         $  32,687,349.19            9.31%
 $50,000.01 to $100,000.00.....................        1,652           122,041,049.61           34.77
$100,000.01 to $150,000.00.....................          739            88,873,555.45           25.32
$150,000.01 to $200,000.00.....................          267            46,405,782.85           13.22
$200,000.01 to $250,000.00.....................          104            23,044,792.36            6.56
$250,000.01 to $300,000.00.....................           75            20,564,152.60            5.86
$300,000.01 to $350,000.00.....................           29             9,435,186.17            2.69
$350,000.01 to $400,000.00.....................            9             3,399,997.30            0.97
$400,000.01 to $450,000.00.....................            6             2,524,595.80            0.72
$450,000.01 to $500,000.00.....................            2               976,200.97            0.28
$500,000.01 to $543,441.94.....................            2             1,085,380.80            0.31
                                                      ------        -----------------         -------
          Total................................        3,764         $ 351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                             RANGE OF GROSS MARGINS

                                                                                           PERCENTAGE OF
                                                                                            CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
GROSS MARGIN                                      MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------                                      --------------    -----------------    ------------------
 1.50% to  2.00%...............................            1         $      60,719.14            0.02%
 2.01% to  3.00%...............................            2               453,569.06            0.13
 3.01% to  4.00%...............................           25             3,292,073.18            0.94
 4.01% to  5.00%...............................           79             8,260,856.42            2.35
 5.01% to  6.00%...............................          805            82,562,069.09           23.52
 6.01% to  7.00%...............................        1,266           121,814,460.65           34.70
 7.01% to  8.00%...............................          916            76,119,581.48           21.68
 8.01% to  9.00%...............................          432            36,808,369.59           10.49
 9.01% to 10.00%...............................          220            20,385,105.96            5.81
10.01% to 10.88%...............................           18             1,281,238.53            0.36
                                                      ------        -----------------         -------
          Total................................        3,764         $ 351,038,043.10          100.00%
                                                      ======        =================         ========

                             ADJUSTABLE RATE GROUP

                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
  RANGE OF                                          NUMBER OF       AGGREGATE UNPAID         AGGREGATE
MAXIMUM RATES                                     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                     --------------    -----------------    -----------------
11.75% to 12.00%...............................            5         $     622,924.14            0.18%
12.01% to 13.00%...............................           16             1,501,094.82            0.43
13.01% to 14.00%...............................           94             9,917,812.37            2.83
14.01% to 15.00%...............................          322            36,365,127.08           10.36
15.01% to 16.00%...............................          537            60,383,667.22           17.20
16.01% to 17.00%...............................          727            74,298,821.64           21.17
17.01% to 18.00%...............................          802            68,252,960.62           19.44
18.01% to 19.00%...............................          644            51,422,177.84           14.65
19.01% to 20.00%...............................          402            33,071,496.74            9.42
20.01% to 21.00%...............................          148            10,239,177.59            2.92
21.01% to 22.00%...............................           54             3,971,513.35            1.13
22.01% to 23.00%...............................           12               929,526.27            0.26
23.01% to 23.30%...............................            1                61,743.42            0.02
                                                      ------        -----------------         -------
          Total................................        3,764          $351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                        RANGE OF MINIMUM MORTGAGE RATES

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
RANGE OF MINIMUM                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
 MORTGAGE RATES                                   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------                                  --------------    -----------------    -----------------
 4.99% to  5.00%...............................            4          $    353,500.00            0.10%
 5.01% to  6.00%...............................           16             1,501,094.82            0.43
 6.01% to  7.00%...............................           70             7,609,389.00            2.17
 7.01% to  8.00%...............................          214            23,892,816.00            6.81
 8.01% to  9.00%...............................          467            53,807,399.37           15.33
 9.01% to 10.00%...............................          703            73,229,140.44           20.86
10.01% to 11.00%...............................          795            71,561,556.25           20.39
11.01% to 12.00%...............................          609            46,049,683.89           13.12
12.01% to 13.00%...............................          546            44,796,893.80           12.76
13.01% to 14.00%...............................          211            18,439,579.06            5.25
14.01% to 15.00%...............................          102             7,333,284.49            2.09
15.01% to 16.00%...............................           26             2,401,962.56            0.68
16.01% to 16.30%...............................            1                61,743.42            0.02
                                                      ------        -----------------         -------
          Total................................        3,764          $351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

                       ORIGINATORS OF THE MORTGAGE LOANS

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
ORIGINATOR                                        MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------                                        --------------    -----------------    -----------------
Affiliated (other than One Stop)...............           84         $   5,859,078.99            1.67%
One Stop.......................................        1,605           142,971,865.15           40.73
Unaffiliated...................................        2,075           202,207,098.96           57.60
                                                      ------        -----------------         -------
                                                       3,764         $ 351,038,043.10          100.00%
                                                      ======        =================         =======

                             ADJUSTABLE RATE GROUP

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                           PERCENTAGE OF
                                                                                           CUT-OFF DATE
                                                    NUMBER OF       AGGREGATE UNPAID         AGGREGATE
STATE                                             MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----                                             --------------    -----------------    -----------------
California.....................................          644         $  79,862,430.08           22.75%
Florida........................................          395            32,294,696.64            9.20
Illinois.......................................          331            27,625,476.86            7.87
Washington.....................................          236            26,744,305.32            7.62
Oregon.........................................          211            21,058,094.31            6.00
Colorado.......................................          220            20,909,583.42            5.96
Arizona........................................          151            15,533,369.60            4.42
Maryland.......................................          132            11,384,000.90            3.24
Utah...........................................          119            11,000,877.36            3.13
Ohio...........................................          177            10,189,967.60            2.90
New Jersey.....................................           89             9,382,421.76            2.67
Georgia........................................          111             9,367,949.64            2.67
Connecticut....................................          116             9,236,279.61            2.63
New York.......................................           80             9,211,305.68            2.62
Pennsylvania...................................          110             8,759,057.88            2.50
North Carolina.................................          135             8,164,225.90            2.33
Texas..........................................           84             6,679,160.96            1.90
Indiana........................................           90             5,325,300.08            1.52
Hawaii.........................................           27             4,586,427.60            1.31
Missouri.......................................           79             4,496,377.80            1.28
District of Columbia...........................           46             4,052,512.22            1.15
Massachusetts..................................           37             3,543,748.50            1.01
Wisconsin......................................           30             1,960,088.66            0.56
Virginia.......................................           16             1,670,743.97            0.48
Idaho..........................................           15             1,196,212.42            0.34
Rhode Island...................................           17             1,082,806.96            0.31
Nevada.........................................            9             1,056,363.08            0.30
Delaware.......................................           12             1,013,382.31            0.29
Michigan.......................................           12             1,000,064.77            0.28
Minnesota......................................           14               955,845.39            0.27
Mississippi....................................            1               293,800.00            0.08
South Carolina.................................            4               286,244.01            0.08
Montana........................................            4               261,925.41            0.07
New Hampshire..................................            1               185,942.70            0.05
Oklahoma.......................................            2               156,839.10            0.04
Kansas.........................................            2               142,469.60            0.04
Alaska.........................................            1               118,257.82            0.03
Kentucky.......................................            1               110,205.23            0.03
Wyoming........................................            1                53,900.00            0.02
New Mexico.....................................            1                48,981.95            0.01
Maine..........................................            1                36,400.00            0.01
                                                      ------        -----------------         -------
          Total................................        3,764         $ 351,038,043.10          100.00%
                                                      ======        =================          ======

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         1.1 Underwriting Agreement, dated September 11, 1996, between Aames Capital Corporation, as Sponsor, and Lehman Brothers Inc. and Greenwich Capital Markets, Inc., as Representatives of the several Underwriters.

         1.2 Pricing Agreement, dated September 11, 1996, between Aames Capital Corporation, as Sponsor, and Lehman Brothers Inc. and Greenwich Capital Markets, Inc., as Representatives of the several Underwriters.

         4.1 Pooling and Servicing Agreement, dated as of September 1, 1996, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

         4.2 Certificate Insurance Policy issued by the Certificate Insurer, Financial Security Assurance Inc.

         10.1 Subsequent Transfer Agreement, dated as of September 27, 1996, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1996-C.

         10.2 Subsequent Transfer Agreement, dated as of October 4, 1996, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1996-C.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AAMES CAPITAL CORPORATION




                                   By: /s/ Gregory J. Witherspoon
                                       --------------------------------------
                                       Gregory J. Witherspoon
                                       Executive Vice President - Finance and
                                       Chief Financial Officer

Dated: October 29, 1996

                                  EXHIBIT INDEX

                                                                                   Sequentially
                                                                                   Numbered Page
 Exhibit                                                                           -------------
  Index
 -------
   1.1              Underwriting Agreement, dated September 11, 1996, between
                    Aames Capital Corporation, as Sponsor, and Lehman Brothers
                    Inc. and Greenwich Capital Markets, Inc., as Representatives
                    of the several Underwriters.

   1.2              Pricing Agreement, dated September 11, 1996, between Aames
                    Capital Corporation, as Sponsor, and Lehman Brothers Inc.
                    and Greenwich Capital Markets, Inc., as Representatives of the several Underwriters.

   4.1              Pooling and Servicing Agreement, dated as of September 1,
                    1996, between Aames Capital Corporation, as Seller and
                    Servicer, and Bankers Trust Company of California, N.A., as
                    Trustee.

   4.2              Certificate Insurance Policy issued by the Certificate
                    Insurer, Financial Security Assurance Inc.

   10.1             Subsequent Transfer Agreement, dated as of September 27,
                    1996, between Aames Capital Corporation, as Seller, and
                    Bankers Trust Company of California, N.A., as Trustee for
                    Aames Mortgage Trust 1996-C.

   10.2 Subsequent Transfer Agreement, dated as of October 4, 1996, between Aames Capital Corporation, as Seller, and Bankers
                    Trust Company of California, N.A., as Trustee for Aames
                    Mortgage Trust 1996-C.